SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 24, 2007

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 562-5556

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On September 10, 2007, Extra Space Storage Inc. (the “Company” or “EXR”) filed a Form 8-K for 23 acquisitions that occurred between January 1, 2007 and August 30, 2007. On August 31, 2007, the Company acquired eight additional properties. The data on these eight acquisitions was not included in the Form 8-K filed on September 10, 2007. This Form 8-K reflects these eight acquisitions.

The financial statements in this Form 8-K summarize the pro forma adjustments in the previously filed Form 8-K and detail the pro forma adjustments related to the eight acquisitions that occurred on August 31, 2007. These eight properties were acquired from joint ventures in which the Company held a minority interest. Audits were performed on the eight acquired properties as defined under Regulation S-X Rule 3-14 except as discussed on page 5 of this Form 8-K. The audited properties included in this Form 8-K and the eleven audited properties included in the previously filed Form 8-K represent the mathematical majority of the Company’s pool of acquired properties as of September 30, 2007.

ITEM 9.01 Financial Statements and Exhibits.

Pro Forma Financial Information:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006

Audited Historical Financial Statements with Unaudited Interim Periods:

ESS PRISA LLC

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

SING, Ltd. Co.

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: October 24, 2007	By	/s/ Kent W. Christensen
Name: Kent W. Christensen
Title: Executive Vice President and Chief Financial Officer

Index to Financial Statements

Unaudited Pro Forma Condensed Consolidated Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006

Audited Historical Financial Statements with Unaudited Interim Periods:

ESS PRISA LLC

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

SING, Ltd. Co.

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

On September 10, 2007, Extra Space Storage Inc. (the “Company” or “EXR”) filed a Form 8-K for 23 acquisitions that occurred between January 1, 2007 and August 30, 2007. On August 31, 2007, the Company acquired eight additional properties. The data on these eight acquisitions was not included in the Form 8-K filed on September 10, 2007. This Form 8-K reflects these eight acquisitions.

The financial statements in this Form 8-K summarize the pro forma adjustments in the previously filed Form 8-K and detail the pro forma adjustments related to the eight acquisitions that occurred on August 31, 2007. These eight properties were acquired from joint ventures in which the Company held a minority interest. Audits were performed on the eight acquired properties as defined under Regulation S-X Rule 3-14 except as discussed in the next paragraph. The audited properties included in this Form 8-K and the 11 audited properties included in the previously filed Form 8-K represent the mathematical majority of the Company’s pool of acquired properties as of September 30, 2007.

On August 31, 2007, the Company purchased eight properties from joint ventures in which it was a partner. The joint venture interests were originally acquired by the Company as part of the Storage USA acquisition that was completed on July 14, 2005. The Company has included these properties in its pool of audited individually insignificant acquisitions for the purpose of complying with SEC Regulation S-X, Rule 3-14. Only one year of audited financial statements (versus three years) was included for the following reasons:  (i) the amount of the acquisitions was not considered by management to be materially individually or in the aggregate to the Company’s financial statements; (ii) the acquisitions were not typical related party transactions (i.e., where the counterparty is a significant shareholder, officer, director, etc.); and (iii) completing three years of audits would have been burdensome to the Company due to the incomplete nature of the related records. Management believes the absence of the two additional years of audited financial statements is not material to a reader’s understanding of the Company’s financial results, financial condition and related trends.

The following unaudited pro forma condensed consolidated financial information of Extra Space Storage Inc. as of and for the six months ended June 30, 2007 has been derived from (1) the historical unaudited financial statements of Extra Space Storage Inc. as filed in the Company’s second quarter 2007 Form 10-Q, (2) the unaudited financial statements included in the Company’s Form 8-K as filed September 10, 2007,and (3) the historical unaudited statements of revenues and certain operating expenses of the eight audited properties acquired on August 31, 2007.

The following unaudited pro forma condensed consolidated financial information of Extra Space Storage Inc. for the year ended December 31, 2006 has been derived from (1) the historical audited financial statements of Extra Space Storage Inc. as filed in the Company’s 2006 Form 10-K, (2) the audited and unaudited financial statements included in the Company’s Form 8-K as filed September 10, 2007, and (3) the historical statements of revenues and certain operating expenses of the eight audited properties acquired on August 31, 2007.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 reflects adjustments to the Company’s unaudited historical financial data to give effect to the properties acquired subsequent to June 30, 2007 as if the acquisitions occurred on June 30, 2007.

The pro forma condensed consolidated statements of operations for the six months ended June 30, 2007 and for the year ended December 31, 2006 reflect adjustments to the Company’s historical financial data to give effect to the acquisition of all the self-storage properties purchased in 2007 as if each had occurred on January 1, 2006. The pro forma amounts have been adjusted to exclude any operations from the date of acquisition to June 30, 2007 if such acquisition occurred before June 30, 2007 because such amounts are already included in the historical results.

The unaudited pro forma adjustments are based on available information. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company’s future financial position or results of operations.

The unaudited pro forma condensed consolidated financial information should be read, together with the notes thereto, in conjunction with the more detailed information contained in the historical financial statements referenced in this filing.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

as of June 30, 2007

(in thousands, except share data)

	Historical EXR	Adjustments as Reported in Form 8-K	Pro forma as Reported in Form 8-K	Audited Acquisitions on 8/31/07	Pro Forma EXR
	(1)	(2)	(3)	(4)
Assets:
Real estate assets:
Net operating real estate assets	$1,641,120	$14,686	$1,655,806	$45,991	$1,701,797
Real estate under development	35,906	—	35,906	—	35,906
Net real estate assets	1,677,026	14,686	1,691,712	45,991	1,737,703

Investments in real estate ventures	91,303	—	91,303	990	92,293
Cash and cash equivalents	45,790	(4,915)	40,875	(23,838)	17,037
Short-term investments	90,331	—	90,331	—	90,331
Restricted cash	35,528	—	35,528	—	35,528
Receivables from related parties and affiliated real estate joint ventures	8,321	—	8,321	—	8,321
Other assets, net	35,640	78	35,718	799	36,517
Total assets	$1,983,939	$9,849	$1,993,788	$23,942	$2,017,730

Liabilities, Preferred Operating Partnership, Minority Interests, and Stockholders’ Equity:
Notes payable	$875,730	$—	$875,730	$23,340	$899,070
Notes payable to trusts	119,590	—	119,590	—	119,590
Exchangeable senior notes	250,000	—	250,000	—	250,000
Derivative instrument associated with Preferred Operating Partnership units	15,268	1,231	16,499	—	16,499
Accounts payable and accrued expenses	25,363	66	25,429	152	25,581
Other liabilities	22,960	17	22,977	450	23,427
Total liabilities	1,308,911	1,314	1,310,225	23,942	1,334,167

Preferred Operating Partnership units, net of $100,000 note receivable	6,465	8,535	15,000	—	15,000

Minority interest in Operating Partnership	37,020	—	37,020	—	37,020
Other minority interests	277	—	277	—	277

Stockholders’ equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued or outstanding	—	—	—	—	—
Common stock, $0.01 par value, 200,000,000 shares authorized, 64,833,425 shares issued and outstanding	649	—	649	—	649
Paid-in capital	824,088	—	824,088	—	824,088
Accumulated deficit	(193,471)	—	(193,471)	—	(193,471)
Total stockholders’ equity	631,266	—	631,266	—	631,266

Total liabilities, Preferred Operating Partnership, minority interests, and stockholders’ equity	$1,983,939	$9,849	$1,993,788	$23,942	$2,017,730

(1) Reflects the assets, liabilities, Preferred Operating Partnership, minority interest, and stockholders’ equity of the Company as filed in Form 10-Q as of June 30, 2007

(2) Reflects the aggregate adjustments to assets, liabilities, Preferred Operating Partnership, minority interest, and stockholders’ equity of the Company as filed in Form 8-K on September 10, 2007.

(3) Reflects the pro forma assets, liabilities, Preferred Operating Partnership, minority interest, and stockholders’ equity of the Company as filed in Form 8-K on September 10, 2007.

(4) Represents the acquisition of eight properties on August 31, 2007 which include:

(a) The acquisition of one property located in Annapolis, MD for cash of $10,418.

(b) The acquisition of a seven property portfolio for cash of $13,558 and loan assumption of $23,340. The properties are located in Missouri, New Mexico, Indiana, Alabama, and Colorado.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Six Months Ended June 30, 2007

(in thousands, except share data)

	Historical EXR	Adjustments as Reported in Form 8-K	Pro forma as Reported in Form 8-K	Audited Acquisitions on 8/31/07	Pro Forma Adjustments		Pro Forma EXR
	(1)	(2)	(3)	(4)
Revenues:
Property rental	$94,623	$11,364	$105,987	$2,802	$—		$108,789
Management and franchise fees	10,351	—	10,351	—	—		10,351
Tenant insurance	4,831	—	4,831	—	—		4,831
Acquisition and development fees	237	—	237	—	—		237
Other income	284	—	284	—	—		284
Total revenues	110,326	11,364	121,690	2,802	—		124,492

Expenses:
Property operations	34,248	4,583	38,831	1,239	(221	)(5)	39,849
Tenant insurance	2,190	—	2,190	—	—		2,190
Unrecovered development and acquisition costs	409	—	409	—	—		409
General and administrative	18,208	—	18,208	—	—		18,208
Depreciation and amortization	17,919	3,521	21,440	—	790	(6)	22,230
Total expenses	72,974	8,104	81,078	1,239	569		82,886

Income before interest, minority interests, and equity in earnings of real estate ventures	37,352	3,260	40,612	1,563	(569)		41,606

Interest expense	(28,833)	(1,222)	(30,055)	—	(807	)(7)	(30,862)
Interest income	5,116	707	5,823	—	(632	)(8)	5,191
Minority interest - Operating Partnership	(899)	—	(899)	—	—		(899)
Minority interest - other	40	—	40	—	—		40
Equity in earnings of real estate ventures	2,389	—	2,389	—	258	(9)	2,647
Net income (loss)	15,165	2,745	17,910	1,563	(1,750)		17,723

Distributions to Preferred Operating Partnership Unit Holders	—	(2,875)	(2,875)	—	—		(2,875)

Net income (loss) available to common stockholders	$15,165	$(130)	$15,035	$1,563	$(1,750)		$14,848

Basic earnings per common share	$0.24		$0.23				$0.23

Diluted earnings per common share	$0.23		$0.23				$0.22

Weighted average number of common shares-Basic	64,356,827	—	64,356,827	—	—		64,356,827

Weighted average number of common shares-Diluted	69,214,313	964,867	70,179,180	—	—		70,179,180

(1) Reflects the results of operations of EXR as filed in Form 10-Q for the six months ended June 30, 2007.

(2) Reflects the aggregate adjustments to the results of operations of the Company as filed in Form 8-K on September 10, 2007.

(3) Reflects the pro forma results of operations of the Company as filed in Form 8-K on September 10, 2007.

(4) Represents the pro forma revenues and operating expenses for the six months ended June 30, 2007 of the eight audited properties acquired on August 31, 2007.

	Eight Audited Properties Financial Statements
Property	Revenues	Expenses	Mgmt. Fee
ESS PRISA LLC (Annapolis, MD)	$536	$198	$32
SING, Ltd. Co. (7 propeties)	2,266	1,041	189
Totals	$2,802	$1,239	$221

(5) Adjustment to eliminate the management fee paid to the Company for the management of the properties. Subsequent to the acquisition by the Company, all properties are self-managed.

(6) Depreciation and amortization expense adjustments of $790 includes real estate depreciation of $463 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $36,099 and amortization of $327 computed on a straight-line basis over 18 months on $980 of intangible assets relating to tenant relationships.

Eight Audited Properties	Depreciable Assets	Depreciation for Period Prior to Acquisition	Intangibles	Amortization for Period Prior to Acquisition	Total Depreciation / Amortization for Period Prior to Acquisition
ESS PRISA LLC (Annapolis, MD)	$8,896	$114	$200	$67	$181
SING, Ltd. Co. (7 propeties)	27,203	349	780	260	609
Totals	$36,099	$463	$980	$327	$790

(7) Debt of $23,340 was assumed on seven properties with a variable interest rate of LIBOR plus 1.53%. These properties are shown below with interest for the period as if the acquisitions occurred on January 1, 2006.

Property	Debt	Rate	Non-Owned Period Interest	Type
SING, Ltd. Co. (7 propeties)	$23,340	6.91%	$807	Assumed Debt
Total	$23,340		$807

(8) Interest income was reduced by $632 for the use of net cash in the acquisitions as if the acquisitions occurred on January 1, 2006.

(9) Equity in earnings of real estate ventures was increased by $258 to eliminate the Company’s share of the loss incurred by the joint ventures owning the acquired properties during the period.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2006

(in thousands, except share data)

	Historical EXR	Adjustments as Reported in Form 8-K	Pro forma as Reported in Form 8-K	Audited Acquisitions on 8/31/07	Pro Forma Adjustments		Pro Forma EXR
	(1)	(2)	(3)	(4)
Revenues:
Property rental	$170,993	$27,267	$198,260	$5,407	$—		$203,667
Management and franchise fees	20,883	—	20,883	—	—		20,883
Tenant insurance	4,318	—	4,318	—	—		4,318
Acquisition and development fees	272	—	272	—	—		272
Other income	798	—	798	—	—		798
Total revenues	197,264	27,267	224,531	5,407	—		229,938

Expenses:
Property operations	62,243	10,186	72,429	2,518	(425	)(5)	74,522
Tenant insurance	2,328	—	2,328	—	—		2,328
Unrecovered development and acquisition costs	269	—	269	—	—		269
General and administrative	35,600	—	35,600	—	—		35,600
Depreciation and amortization	37,172	8,270	45,442	—	1,579	(6)	47,021
Total expenses	137,612	18,456	156,068	2,518	1,154		159,740

Income before interest, minority interests, and equity in earnings of real estate ventures	59,652	8,811	68,463	2,889	(1,154)		70,198

Interest expense	(50,953)	(3,361)	(54,314)	—	(1,609	)(7)	(55,923)
Interest income	2,469	2,618	5,087	—	(1,263	)(8)	3,824
Minority interest - Operating Partnership	(985)	—	(985)	—	—		(985)
Equity in earnings of real estate ventures	4,693	—	4,693	—	675	(9)	5,368
Net income (loss) available to common stockholders	14,876	8,068	22,944	2,889	(3,351)		22,482

Distributions to Preferred Operating Partnership Unit Holders	—	(5,750)	(5,750)	—	—		(5,750)

Net income (loss) available to common stockholders	$14,876	$2,318	$17,194	$2,889	$(3,351)		$16,732

Basic earnings per common share	$0.27		$0.31				$0.30

Diluted earnings per common share	$0.27		$0.30				$0.29

Weighted average number of common shares-Basic	54,998,935	—	54,998,935	—	—		54,998,935

Weighted average number of common shares-Diluted	59,291,749	989,980	60,281,729	—	—		60,281,729

(1) Reflects the results of operations of EXR as filed in Form 10-K for the year ended December 31, 2006.

(2) Reflects the aggregate adjustments to the results of operations of the Company as filed in Form 8-K on September 10, 2007.

(3) Reflects the pro forma results of operations of the Company as filed in Form 8-K on September 10, 2007.

(4) Represents the pro forma revenues and operating expenses for the year ended December 31, 2006 of the eight audited properties acquired August 31, 2007:

	Eight Audited Properties Financial Statements
Property	Revenues	Expenses	Mgmt. Fee
ESS PRISA LLC (Annapolis, MD)	$1,068	$389	$64
SING, Ltd. Co. (7 propeties)	4,339	2,129	361
Totals	$5,407	$2,518	$425

(5) Adjustment to eliminate the management fee paid to the Company for the management of the properties. Subsequent to the acquisition by the Company, all properties are self-managed.

(6) Depreciation and amortization expense adjustments of $1,579 on audited transactions includes real estate depreciation of $926 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $36,099 and amortization of $653 computed on a straight-line basis over 18 months on $980 of intangible assets relating to tenant relationships.

Eight Audited Properties	Depreciable Assets	2006 Depreciation	Intangible Assets	2006 Amortization	Total 2006 Depreciation / Amortization
ESS PRISA LLC (Annapolis, MD)	$8,896	$228	$200	$133	$361
SING, Ltd. Co. (7 propeties)	27,203	698	780	520	1,218
Totals	$36,099	$926	$980	$653	$1,579

(7) Debt of $23,340 was assumed on seven properties with a variable interest rate of LIBOR plus 1.53%. These properties are shown below with interest for the period as if the acquisitions occurred on January 1, 2006.

Property	Debt	Rate	Annual Interest	Type
SING, Ltd. Co. (7 propeties)	$23,340	6.90%	$1,609	Assumed Debt
Total	$23,340		$1,609

(8) Interest income was reduced by $1,263 for the use of net cash in the acquisitions as if the acquisitions occurred on January 1, 2006.

(9) Equity in earnings of real estate ventures was increased by $675 to eliminate the Company’s share of the loss incurred by the joint ventures owning the acquired properties during the period.

Statements of Revenues and Certain Operating Expenses and Report of Independent

Certified Public Accountants

ESS PRISA LLC

For the year ended December 31, 2006 and

for the six months ended June 30, 2007 and 2006 (unaudited)

Report of Independent Certified Public Accountants

To the Board of Directors of

Extra Space Storage, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the property owned by ESS PRISA LLC (the “Property”) for the year ended December 31, 2006. This financial statement is the responsibility of the management of Extra Space Storage, Inc. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in filing of Form 8-K of Extra Space Storage Inc.) as described in Note 1 to the financial statement and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, the revenues and certain operating expenses of the property owned by ESS PRISA LLC for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/  Grant Thornton LLC

Salt Lake City, Utah

October 22, 2007

ESS PRISA LLC

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

	For the Six Months Ended June 30,		For the Year Ended December 31,
	2007	2006	2006
	(unaudited)	(unaudited)
REVENUE
Rents	$520	$523	$1,038
Other	16	16	30

Total revenues	536	539	1,068

CERTAIN OPERATING EXPENSES
Property operating expenses	166	156	325
Management fees	32	32	64

Total certain operating expenses	198	188	389

REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$338	$351	$679

The accompanying notes are an integral part of these financial statements.

ESS PRISA LLC

Notes of Statements of Revenues and Certain Operating Expenses

1.  ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of property

The accompanying statement of revenues and certain operating expenses relates to the operation of the property owned by ESS PRISA LLC (the “Property”). The Property was acquired by Extra Space Storage, Inc. (“Extra Space”) from ESS PRISA LLC (“PRISA”) in August 2007. Extra Space holds a 2% minority equity interest in PRISA. The majority interest in PRISA is held by PRISA Self Storage LLC, a wholly-owned subsidiary of Prudential Real Estate Investors. Extra Space manages operations at all of the self-storage facilities owned by PRISA in exchange for a management fee of 6% of cash collected. The Property consists of land and a self-storage facility located in Maryland.

Basis of presentation

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the Securities and Exchange Commission Regulation S-X, Rule 3-14. The statement is not representative of the actual operations of the Property for the year ended December 31, 2006, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Property in future operations, have been excluded as discussed below. The management of the Property is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Property. Excluded expenses include mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the Property.

The statements of revenues and certain operating expenses for the six months ended June 30, 2007 and 2006 are unaudited. In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain operating expenses of the respective periods. All such adjustments are of a normal recurring nature.

2.  REVENUE RECOGNITION

Revenue is principally obtained from tenant rentals under month-to-month operating leases. The Property recognizes rental revenue daily on a straight line basis over the terms of the leases. Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month. Revenue is recognized for past due tenants until the unit is vacated through either payment or auction.

The Property recognizes revenue for merchandise sales as the sales take place. Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

3.  EXPENSE RECOGNITION

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred. Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods. The Property recognizes bad debt expense based upon the Property’s historical collection experience and current economic trends. Advertising expense for the year ended December 31, 2006 was $10. Advertising expense for the six months ended June 30, 2007 and 2006 was $8 and $4, respectively.

4.  USE OF ESTIMATES

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

5.  COMMITMENTS AND CONTINGENCIES

The Property is not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Property, other than routine legal matters arising in the ordinary course of business. Management believes the costs, if any, incurred by the Property related to this litigation will not materially affect the operating results of the Property.

Statements of Revenues and Certain Operating Expenses and Report of Independent

Certified Public Accountants

SING, Ltd. Co.

For the year ended December 31, 2006 and

for the six months ended June 30, 2007 and 2006 (unaudited)

Report of Independent Certified Public Accountants

To the Board of Directors of

Extra Space Storage, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the properties owned by SING, Ltd. Co. (the “Properties”) for the year ended December 31, 2006. This financial statement is the responsibility of the management of Extra Space Storage, Inc. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in filing of Form 8-K of Extra Space Storage Inc.) as described in Note 1 to the financial statement and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, the revenues and certain operating expenses of the properties owned by SING, Co. Ltd. for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/  Grant Thornton LLC

Salt Lake City, Utah

October 22, 2007

SING, LTD. CO.

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

	For the Six Months Ended June 30,		For the Year Ended December 31,
	2007	2006	2006
	(unaudited)	(unaudited)
REVENUE
Rents	$2,119	$1,930	$4,014
Other	147	161	325

Total revenues	2,266	2,091	4,339

CERTAIN OPERATING EXPENSES
Property operating expenses	852	858	1,768
Management fees	189	143	361

Total certain operating expenses	1,041	1,001	2,129

REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$1,225	$1,090	$2,210

The accompanying notes are an integral part of these financial statements

SING, LTD. CO.

Notes of Statments of Revenues and Certain Operating Expenses

1.  ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of property

The accompanying statement of revenues and certain operating expenses relates to the operation of the seven properties owned by SING Ltd. Co. (the “Properties”). The Properties were acquired from SING Ltd. Co. (“SING”) by Extra Space Storage, Inc. (“Extra Space”) in August 2007. Extra Space held a 49% minority interest in SING prior to the acquisition. The majority interest in SING was held by SING, LLC. Extra Space also managed operations of the Properties in exchange for management and royalty fees of 7% of cash collected by the Properties. The Properties consist of land and self-storage facilities located in Indiana, Alabama, Missouri, Colorado and New Mexico.

Basis of presentation

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the Securities and Exchange Commission Regulation S-X, Rule 3-14. The statement is not representative of the actual operations of the Properties for the year ended December 31, 2006, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Properties in future operations, have been excluded as discussed below. The management of the Properties is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Properties. Excluded expenses consist of mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the Properties.

The statements of revenues and certain operating expenses for the six months ended June 30, 2007 and 2006 are unaudited. In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain operating expenses of the respective periods. All such adjustments are of a normal recurring nature.

2.  REVENUE RECOGNITION

Revenue is principally obtained from tenant rentals under month-to-month operating leases. The Properties recognize rental revenue daily on a straight line basis over the terms of the leases. Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month. Revenue is recognized for past due tenants until the unit is vacated through either payment or auction.

The Properties recognize revenue for merchandise sales as the sales take place. Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

3.  EXPENSE RECOGNITION

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred. Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods. The Properties recognize bad debt expense based upon the Properties’ historical collection experience and current economic trends. Advertising expense for the year ended December 31, 2006 was $128. Advertising expense for the six months ended June 30, 2007 and 2006 was $73 and $57, respectively.

4.  USE OF ESTIMATES

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

5.  COMMITMENTS AND CONTINGENCIES

The Properties are not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Properties, other than routine legal matters arising in the ordinary course of business. Management believes the costs, if any, incurred by the Properties related to this litigation will not materially affect the operating results of the Properties.